Fees Summary	Sep. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,500,000.00
Previously Paid Amount	2,112.78
Total Fee Amount	5,281.97
Total Offset Amount	0.00
Net Fee	$ 3,169.19